                          [Banc of America Securities]

                                     [LOGO]


--------------------------------------------------------------------------------





RMBS NEW ISSUE TERM SHEET

$717,844,000 CERTIFICATES (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
Classes: A-1, A-2, M-1, M-2, M-3, M-4, M-5, M-6 & M-7

ASSET BACKED FUNDING CORPORATION
Depositor

FIRST FRANKLIN FINANCIAL CORPORATION
Originator

COUNTRYWIDE HOME LOAN SERVICING LP
Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager


JULY 7TH, 2004



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

>>       SUMMARY OF CERTIFICATES                                          PP. 3

>>       IMPORTANT DATES AND CONTACTS                                     PP. 4

>>       SUMMARY OF TERMS                                                 PP. 6

>>       CREDIT ENHANCEMENT                                               PP. 8

>>       PASS-THROUGH RATES                                               PP. 11

>>       TRIGGER EVENTS                                                   PP. 13

>>       YIELD MAINTENANCE AGREEMENT(S)                                   PP. 14

>>       INTEREST AND PRINCIPAL DISTRIBUTIONS                             PP. 16

>>       DEFINITIONS                                                      PP. 20

>>       BOND SUMMARY                                                     PP. 26

>>       CAP SCHEDULES                                                    PP. 28


     ANNEX A
     COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING ABFC 2004-FF1
     ANNEX A



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
------------------------------------------------------------------------------------------------------------------------------
                                                  SUMMARY OF CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------

                                                                Expected         Expected Last
             Expected                            Expected       Principal          Scheduled
            Approximate    Interest   Principal  WAL (yrs)    Window (mos)    Distribution Date**           Expected
  Class      Size ($)*       Type       Type      CALL/MAT      CALL/MAT           CALL/MAT                 Ratings
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       S&P          FITCH
------------------------------------------------------------------------------------------------------------------------------
 A-1***     405,600,000    Floating      Sen                    NOT OFFERED HEREBY                     AAA           AAA
------------------------------------------------------------------------------------------------------------------------------
   A-2      218,250,000    Floating      Sen     2.58/2.75     1 - 73/1 - 152       Aug-10/Mar-17         AAA           AAA
------------------------------------------------------------------------------------------------------------------------------
   M-1      45,364,000     Floating     Mezz     4.38/4.72    38 - 73/38 - 119      Aug-10/Jun-14          AA            AA
------------------------------------------------------------------------------------------------------------------------------
   M-2      21,775,000     Floating     Mezz     4.35/4.62    37 - 73/37 - 104      Aug-10/Mar-13          A             A
------------------------------------------------------------------------------------------------------------------------------
   M-3       7,258,000     Floating     Mezz     4.34/4.53    37 - 73/37 - 91       Aug-10/Feb-12          A-            A-
------------------------------------------------------------------------------------------------------------------------------
   M-4       5,444,000     Floating     Mezz     4.34/4.46    37 - 73/37 - 84       Aug-10/Jul-11         BBB+          BBB+
------------------------------------------------------------------------------------------------------------------------------
   M-5       5,444,000     Floating     Mezz     4.33/4.37    37 - 73/37 - 79       Aug-10/Feb-11         BBB           BBB
------------------------------------------------------------------------------------------------------------------------------
   M-6       3,629,000     Floating     Mezz     4.24/4.24    37 - 71/37 - 71       Jun-10/Jun-10         BBB-          BBB-
------------------------------------------------------------------------------------------------------------------------------
   M-7       5,080,000     Floating     Mezz     4.00/4.00    37 - 64/37 - 64       Nov-09/Nov-09         BBB-          N/A
------------------------------------------------------------------------------------------------------------------------------

*The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
**The Expected Last Scheduled Distribution Dates have been calculated based on the Pricing Speed and other modeling assumptions.
***The Class A-1 Certificates will be offered pursuant to the prospectus, but will be excluded from this term sheet.

--------------------------------------------------------------------------------
STRUCTURE:

(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.

(2) The margin on the Class A-2 Certificates will double, and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.

(3) The Offered Certificates will be subject to the applicable Net WAC Rate as described herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PRICING SPEED
--------------------------------------------------------------------------------
100% PPC

4% to 35% CPR in the first 24 months and 35% CPR thereafter
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY OF IMPORTANT DATES
------------------------------------------------------------------------------------------------------------------------------
DEAL INFORMATION                                                     COLLATERAL INFORMATION
Expected Pricing                [07/09/2004]                         Cut-off Date                      07/01/2004
Expected Settlement             07/30/2004
First Distribution              08/25/2004
Expected Stepdown               08/25/2007

BOND INFORMATION
                                                                                      Expected
                                                                                   Last Scheduled              REMIC
                                   Initial                           Delay       Distribution Date*           Maturity
    Class        Dated Date      Accrual Days     Accrual Method      Days            Call/Mat                 Date**
     A-1         07/30/2004           0               Act/360            0                   NOT OFFERED HEREBY
     A-2         07/30/2004           0               Act/360            0          Aug-10/Mar-17            06/25/2034
     M-1         07/30/2004           0               Act/360            0          Aug-10/Jun-14            06/25/2034
     M-2         07/30/2004           0               Act/360            0          Aug-10/Mar-13            06/25/2034
     M-3         07/30/2004           0               Act/360            0          Aug-10/Feb-12            06/25/2034
     M-4         07/30/2004           0               Act/360            0          Aug-10/Jul-11            06/25/2034
     M-5         07/30/2004           0               Act/360            0          Aug-10/Feb-11            06/25/2034
     M-6         07/30/2004           0               Act/360            0          Jun-10/Jun-10            06/25/2034
     M-7         07/30/2004           0               Act/360            0          Nov-09/Nov-09            06/25/2034
------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed and other modeling assumptions.
** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      CONTACTS
------------------------------------------------------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC
MORTGAGE TRADING/SYNDICATE                                         Tel:  (212) 847-5095
                                                                   Fax:  (704) 388-9677
Rob Karr                                                           robert.h.karr@bankofamerica.com
Patrick Beranek                                                    patrick.beranek@bankofamerica.com
Chris Springer                                                     chris.springer@bankofamerica.com

PRINCIPAL FINANCE GROUP                                            Fax: (704) 388-9668 (Fax)
Kirk Meyers                                                        Tel:  (704) 388-3148
                                                                   kirk.b.meyers@bankofamerica.com
Shaun Ahmad                                                        Tel:  (704) 387-2658
                                                                   shaun.ahmad@bankofamerica.com
Rajneesh Salhotra                                                  Tel: (704) 386-1540
                                                                   rajneesh.salhotra@bankofamerica.com
Pinar Kip                                                          Tel: (212) 933-3006
                                                                   pinar.kip@bankofamerica.com

RATING AGENCIES
Ben Katzburg - Fitch                                               (212) 908-0269
                                                                   ben.katzburg@fitchratings.com
Mona Solar - S&P                                                   (212) 438-2668
                                                                   mona_solar@sandp.com
------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

ISSUER:                            ABFC 2004-FF1 Trust (the "Trust").

TITLE OF SECURITIES:               Asset Backed Funding
                                   Corporation
                                   Asset Backed Certificates, Series 2004-FF1.

OFFERED CERTIFICATES:              The Class A-2 Certificates and the Class M-1,
                                   Class M-2, Class M-3, Class M-4, Class M-5,
                                   Class M-6 and Class M-7 Certificates (the
                                   "Mezzanine Certificates").

NON-OFFERED CERTIFICATES:          The Class A-1 Certificates
                                   (together with the Class A-2 Certificates, the "Class A Certificates" and together with the Offered Certificates, the
                                   "Certificates").

OFFERING TYPE:                     All the Certificates will be offered
                                   publicly pursuant to a Prospectus.

DEPOSITOR:                         Asset Backed Funding Corporation.

ORIGINATOR:                        First Franklin Financial Corporation.

SERVICER:                          Countrywide Home Loan Servicing LP.

TRUSTEE AND CUSTODIAN:             JPMorgan Chase Bank.

CREDIT RISK MANAGER:               The Murrayhill Company.

LEAD MANAGER AND BOOKRUNNER:       Banc of America Securities LLC.

CO-MANAGERS:                       Countrywide Securities Corporation, WaMu
                                   Capital Corp.

CLOSING DATE:                      On or about July 30, 2004.

TAX STATUS:                        The Offered Certificates (exclusive of the
                                   right to receive Net WAC Rate Carryover
                                   Amounts) will be designated as regular
                                   interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY:                 All of the Offered Certificates
                                   are expected to be ERISA eligible under Banc of America Securities LLC's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA  ELIGIBILITY:                Of the Offered Certificates,
                                   only the Class A-2 and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

DISTRIBUTION DATES:                The 25th of each month, or if such day is not
                                   a business day, the next succeeding business day, beginning in August 2004.

ACCRUED INTEREST:                  The price to be paid by investors for the
                                   Offered Certificates will not include accrued interest (settle flat).

DAY COUNT:                         With respect to the Offered Certificates,
                                   Actual/360.

PAYMENT DELAY:                     With respect to the Offered Certificates,
                                   0 days.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

SERVICING FEE:                     0.50% per annum on the aggregate principal
                                   balance of the Mortgage Loans.

TRUSTEE FEE:                       Approximately [0.0025%] per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

CREDIT RISK MANAGER FEE:           Approximately [0.0165%] per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

CUT-OFF DATE:                      For each Mortgage Loan in the mortgage pool
                                   on the Closing Date, the close of business on July 1, 2004.

MORTGAGE LOANS:                    As of the Cut-off Date, the aggregate
                                   principal balance of the Mortgage Loans is approximately $725,829,114.96 of which: (i) approximately $471,902,363.09 consists of a pool of conforming balance adjustable-rate
                                   Mortgage Loans (the "Group I Mortgage Loans") and (ii) approximately $253,926,751.87 consists of a pool of primarily non-conforming balance adjustable-rate mortgage loans (the "Group II Mortgage Loans" and, together with the Group I Mortgage
                                   Loans, the "Mortgage Loans"). SEE THE
                                   ACCOMPANYING ABFC 2004-FF1 COLLATERAL ANNEX
                                   FOR ADDITIONAL INFORMATION ON THE MORTGAGE
                                   LOANS.

OPTIONAL TERMINATION DATE:         The first Distribution Date on which the
                                   aggregate principal balance of the Mortgage
                                   Loans declines to 10% or less of the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the Cut-off Date (the "Cut-off
                                   Date Principal Balance").

MONTHLY SERVICER ADVANCES:         The Servicer will be obligated to advance its
                                   own funds in an amount equal to the aggregate of all payments of principal and interest
                                   (net of Servicing Fees) that were due during the related collection period on the Mortgage
                                   Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:                    Credit enhancement for the structure is
                                       provided by Excess Cashflow,
                                       overcollateralization and subordination.

                                       CREDIT ENHANCEMENT:

                                       (1)  The Class A Certificates are
                                            enhanced by Excess Cashflow, the
                                            Overcollateralization Amount and
                                            approximately 12.95% in subordinate
                                            certificates.

                                       (2)  The Class M-1 Certificates are
                                            enhanced by Excess Cashflow, the
                                            Overcollateralization Amount and
                                            approximately 6.70% in subordinate
                                            certificates.

                                       (3)  The Class M-2 Certificates are
                                            enhanced by Excess Cashflow, the
                                            Overcollateralization Amount and
                                            approximately 3.70% in subordinate
                                            certificates.

                                       (4)  The Class M-3 Certificates are
                                            enhanced by Excess Cashflow, the
                                            Overcollateralization Amount and
                                            approximately 2.70% in subordinate
                                            certificates.

                                       (5)  The Class M-4 Certificates are
                                            enhanced by Excess Cashflow, the
                                            Overcollateralization Amount and
                                            approximately 1.95% in subordinate
                                            certificates.

                                       (6)  The Class M-5 Certificates are
                                            enhanced by Excess Cashflow, the
                                            Overcollateralization Amount and
                                            approximately 1.20% in subordinate
                                            certificates.

                                       (7)  The Class M-6 Certificates are
                                            enhanced by Excess Cashflow, the
                                            Overcollateralization Amount and
                                            approximately 0.70% in subordinate
                                            certificates.

                                       (8)  The Class M-7 Certificates are
                                            enhanced by Excess Cashflow and the
                                            Overcollateralization Amount.

EXPECTED CREDIT SUPPORT
PERCENTAGE:
                           Class  Initial Credit Support  After Stepdown Support
                           -----  ----------------------  ----------------------
                             A           14.05%                  28.10%
                            M-1          7.80%                   15.60%
                            M-2          4.80%                    9.60%
                            M-3          3.80%                    7.60%
                            M-4          3.05%                    6.10%
                            M-5          2.30%                    4.60%
                            M-6          1.80%                    3.60%
                            M-7          1.10%                    2.20%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

EXPECTED                               Prior to the Stepdown Date, the
OVERCOLLATERALIZATION                  Overcollateralization Target Amount will
TARGET AMOUNT:                         be approximately 1.10% of the aggregate
                                       Principal Balance of the Mortgage Loans
                                       as of the Cut-off Date. The
                                       Overcollateralization Target Amount on or after the Stepdown Date will be the greater of approximately 2.20% of the aggregate Principal Balance of the
                                       Mortgage Loans for the related
                                       Distribution Date and (b) 0.50% of the
                                       aggregate Principal Balance of the
                                       Mortgage Loans as of the Cut-off Date;
                                       provided however, if a Trigger Event has occurred on the related Distribution
                                       Date, the Overcollateralization Target
                                       Amount will be equal to the
                                       Overcollateralization Target Amount for
                                       the previous Distribution Date.

OVERCOLLATERALIZATION                  The Overcollateralization Release Amount
RELEASE AMOUNT:                        means, with respect to any Distribution
                                       Date on or after the Stepdown Date on
                                       which a Trigger Event is not in effect,
                                       the excess, if any, of (i) the
                                       Overcollateralization Amount for such
                                       Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the
                                       Overcollateralization Target Amount for
                                       such Distribution Date.

OVERCOLLATERALIZATION                  As of any Distribution Date, the
DEFICIENCY AMOUNT:                     Overcollateralization Deficiency Amount
                                       is the excess, if any, of (a) the
                                       Overcollateralization Target Amount for
                                       such Distribution Date over (b) the
                                       Overcollateralization Amount for such
                                       Distribution Date, calculated for this
                                       purpose after taking into account the
                                       reduction on such Distribution Date of
                                       the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal
                                       Distribution Amount (but not the Extra
                                       Principal Distribution Amount) on such
                                       Distribution Date, but prior to taking
                                       into account any Realized Losses
                                       allocated to any class of Certificates on such Distribution Date.

OVERCOLLATERALIZATION AMOUNT:          The Overcollateralization Amount is equal
                                       to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the
                                       Certificates. On the Closing Date, the
                                       Overcollateralization Amount is expected to equal the Overcollateralization Target
                                       Amount. To the extent the
                                       Overcollateralization Amount is reduced
                                       below the Overcollateralization Target
                                       Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target
                                       Amount is reached.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

AVAILABLE FUNDS:                       Available Funds will be equal to the sum
                                       of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to the Servicer or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Servicer one business day prior to the related determination date, after deduction of the Trustee Fee, the Servicing Fee and the Credit Risk Manager
                                       Fee for such Distribution Date and any
                                       accrued and unpaid Servicing Fees,
                                       Trustee Fees and Credit Risk Manager Fees in respect of any prior Distribution
                                       Dates, (ii) unscheduled payments in
                                       respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the
                                       Distribution Date on which the Trust is
                                       to be terminated in accordance with the
                                       Pooling and Servicing Agreement, the
                                       Termination Price and (iv) payments from the Servicer in connection with Advances and Compensating Interest for such
                                       Distribution Date.

EXCESS CASHFLOW:                       For the Offered Certificates on each
                                       Distribution Date is equal to the sum of
                                       (x) any Overcollateralization Release
                                       Amount and (y) the excess of the
                                       Available Funds over the sum of (i) the
                                       interest paid on the Offered Certificates and (ii) the Principal Remittance Amount.

STEPDOWN DATE:                         The earlier to occur of (i) the
                                       Distribution Date on which the aggregate certificate principal balance of the
                                       Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in August 2007 and
                                       (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to approximately
                                       28.10%. The Credit Enhancement Percentage is obtained by dividing (x) the sum of the aggregate certificate principal balance of the Mezzanine Certificates and the Overcollateralization Amount (before taking into account distributions of principal on such Distribution Date) by
                                       (y) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.


FORMULA RATE:                      The Formula Rate for the Offered Certificates
                                   is the lesser of:


                                        (i)    the sum of (a) one-month LIBOR
                                               as determined for the related
                                               period and (b) the certificate
                                               margin for the applicable
                                               class; and

                                        (ii)   the Maximum Cap Rate for such
                                               Distribution Date.

                                   On each Distribution Date after the Optional
                                   Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

ADJUSTED NET MORTGAGE RATE:        The Adjusted Net Mortgage Rate for each
                                   Mortgage Loan is equal to the mortgage
                                   interest rate less the sum of (i) the
                                   Servicing Fee rate, (ii) the Trustee Fee rate and (iii) the Credit Risk Manager Fee rate.

ADJUSTED NET MAXIMUM               The Adjusted Net Maximum Mortgage Rate for
MORTGAGE RATE:                     each Mortgage Loan is equal to the maximum
                                   mortgage interest rate less the sum of (i) the Servicing Fee rate, (ii) the Trustee Fee rate and (iii) the Credit Risk Manager Fee rate.

MAXIMUM CAP RATE:                  The Maximum Cap Rate for the Class A-1
                                   Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage
                                   Rates of the Group I Mortgage Loans.

                                   The Maximum Cap Rate for the Class A-2
                                   Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

                                   The Maximum Cap Rate for the Mezzanine
                                   Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I and Group II Mortgage Loans, weighted proportionally between the two loan groups in the proportion that (i) the difference between (a) the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related collection period and (b) the certificate principal balance of the Class A-1 Certificates before such Distribution Date, bears to (ii) the difference between (a) the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related collection period and (b) the certificate principal balance of the Class A-2 Certificates before such Distribution Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

NET WAC RATE:                      The Net WAC Rate for the Class A-1
                                   Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans.

                                   The Net WAC Rate for the Class A-2
                                   Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

                                   The Net WAC Rate for the Mezzanine
                                   Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I and Group II Mortgage Loans, weighted proportionally between the two loan groups in the proportion that (i) the difference between (a) the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related collection period and (b) the certificate principal balance of the Class A-1 Certificates before such Distribution Date, bears to (ii) the difference between (a) the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related collection period and (b) the certificate principal balance of the Class A-2 Certificates before such Distribution Date.

NET WAC RATE CARRYOVER AMOUNT:     If, on any Distribution Date the Pass-Through
                                   Rate for a class of Offered Certificates is limited by the related Net WAC Rate, the "Net
                                   WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related
                                   Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula
                                   Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future
                                   Distribution Dates to the extent of funds available.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------

TRIGGER EVENT:                     A Trigger Event exists with respect to any
                                   Distribution Date on or after the Stepdown
                                   Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than 50% of the Credit Enhancement
                                   Percentage or (ii) if the Cumulative Realized
                                   Loss Percentage exceeds the value defined below for such Distribution Date:

                                       DISTRIBUTION DATES                  CUMULATIVE REALIZED LOSS PERCENTAGE
                                       ------------------                  -----------------------------------
                                     August 2007 - July 2008                              3.25%
                                     August 2008 - July 2009                              4.50%
                                     August 2009 - July 2010                              5.25%
                                      August 2010 and after                               5.50%




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             CLASS A-2 CERTIFICATES
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the A-2 Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 7.63%. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in November 25, 2006.

------------------------------------------------------------------------------------------------------------------------------
                                                YIELD MAINTENANCE AGREEMENT SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
      PERIOD           NOTIONAL BALANCE ($)          STRIKE RATE          PERIOD        NOTIONAL BALANCE ($)      STRIKE RATE
------------------------------------------------------------------------------------------------------------------------------
        1                    218,250,000               5.91%                19                  150,222,348          4.96%
        2                    216,710,892               4.89%                20                  144,507,709          5.53%
        3                    214,876,525               5.07%                21                  138,681,462          4.96%
        4                    212,749,026               4.91%                22                  132,760,492          5.20%
        5                    210,331,557               5.09%                23                  126,782,799          7.16%
        6                    207,628,415               4.92%                24                  121,027,962          7.41%
        7                    204,644,754               4.92%                25                  115,476,804          7.16%
        8                    201,386,858               5.48%                26                  110,122,122          7.16%
        9                    197,862,039               4.92%                27                  104,956,967          7.41%
        10                   194,078,615               5.11%                28                   99,974,635          7.19%
        11                   190,045,894               4.94%
        12                   185,774,207               5.12%
        13                   181,274,658               4.94%
        14                   176,559,305               4.94%
        15                   171,641,030               5.12%
        16                   166,533,493               4.96%
        17                   161,251,070               5.14%
        18                   155,808,839               4.96%
------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             CLASS A-2 CERTIFICATES
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Mezzanine Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 7.06%. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in November 25, 2006.

------------------------------------------------------------------------------------------------------------------------------
                                            YIELD MAINTENANCE AGREEMENT SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
      PERIOD           NOTIONAL BALANCE ($)       STRIKE RATE         PERIOD         NOTIONAL BALANCE ($)        STRIKE RATE
------------------------------------------------------------------------------------------------------------------------------
        1                 93,994,000                5.19%               19                93,994,000                4.16%
        2                 93,994,000                4.12%               20                93,994,000                4.76%
        3                 93,994,000                4.30%               21                93,994,000                4.16%
        4                 93,994,000                4.12%               22                93,994,000                4.40%
        5                 93,994,000                4.32%               23                93,994,000                6.40%
        6                 93,994,000                4.13%               24                93,994,000                6.66%
        7                 93,994,000                4.13%               25                93,994,000                6.40%
        8                 93,994,000                4.73%               26                93,994,000                6.40%
        9                 93,994,000                4.13%               27                93,994,000                6.66%
        10                93,994,000                4.32%               28                93,994,000                6.42%
        11                93,994,000                4.15%
        12                93,994,000                4.33%
        13                93,994,000                4.15%
        14                93,994,000                4.15%
        15                93,994,000                4.33%
        16                93,994,000                4.15%
        17                93,994,000                4.35%
        18                93,994,000                4.16%
------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

   I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-1 Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-1 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-2 Certificates the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

  II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-2 Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-2 Certificates the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-1 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

 III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(viii)     any remainder as described under "Excess Cashflow Distribution."



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

  I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) below.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I(i) above.

 III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero; and

(vii) to the Class M-7 Certificates until the certificate principal balance is reduced to zero.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero.

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed after IV and V above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(vii) to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTIONS
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)    to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)     to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)      to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)     to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii)   to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)     to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)      to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)     to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii)    to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii)   to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv)    to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xv)     to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvi) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such certificates first, pro rata, to the Class A Certificates and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates; and

(xvii)   any remaining amounts as specified in the Pooling and Servicing
         Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

ACCRUED CERTIFICATE INTEREST:          Accrued Certificate Interest for each
                                       class of Offered Certificates for each
                                       Distribution Date means an amount equal
                                       to the interest accrued during the
                                       related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

UNPAID INTEREST SHORTFALL AMOUNT:      The Unpaid Interest Shortfall Amount
                                       means (i) for each class of Offered
                                       Certificates and the first Distribution
                                       Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first
                                       Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued
                                       Certificate Interest for such class for
                                       the immediately preceding Distribution
                                       Date and (2) the outstanding Unpaid
                                       Interest Shortfall Amount, if any, for
                                       such class for such preceding
                                       Distribution Date exceeds (b) the
                                       aggregate amount distributed on such
                                       class in respect of interest on such
                                       preceding Distribution Date, plus
                                       interest on the amount of interest due
                                       but not paid on the Certificates of such class on such preceding Distribution
                                       Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

ALLOCATED REALIZED LOSS AMOUNT:        An Allocated Realized Loss Amount with
                                       respect to any class of the Mezzanine
                                       Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

REALIZED LOSSES:                       A Realized Loss is (i) as to any Mortgage
                                       Loan that is liquidated, the unpaid
                                       principal balance thereof less the net
                                       proceeds from the liquidation of, and any insurance proceeds from, such Mortgage
                                       Loan and the related mortgaged property
                                       which are applied to the principal
                                       balance of such Mortgage Loan, (ii) to
                                       the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and
                                       (iii) a reduction in the principal
                                       balance of a Mortgage Loan resulting from a modification by the Servicer.

                                       All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the
                                       Overcollateralization Amount, third to
                                       the Class M-7 Certificates, fourth to the Class M-6 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1 and Class A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1 and Class A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.

GROUP I PRINCIPAL PERCENTAGE:          The Group I Principal Percentage for any
                                       Distribution Date is the percentage
                                       equivalent of a fraction, the numerator
                                       of which is (i) the Group I Principal
                                       Remittance Amount for such Distribution
                                       Date, and the denominator of which is
                                       (ii) the Principal Remittance Amount for such Distribution Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

GROUP I INTEREST REMITTANCE AMOUNT:    The Group I Interest Remittance Amount
                                       with respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

GROUP I PRINCIPAL REMITTANCE AMOUNT:   The Group I Principal Remittance Amount
                                       means with respect to any Distribution
                                       Date, the sum of (i) all scheduled
                                       payments of principal collected or
                                       advanced on the Group I Mortgage Loans by the Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group I
                                       Mortgage Loans applied by the Servicer
                                       during the related prepayment period,
                                       (iii) the principal portion of all
                                       related net liquidation proceeds and
                                       insurance proceeds and recoveries
                                       received during such prepayment period
                                       with respect to the Group I Mortgage
                                       Loans, (iv) that portion of the Purchase
                                       Price, representing principal of any
                                       repurchased Group I Mortgage Loans,
                                       deposited to the Collection Account
                                       during such prepayment period, (v) the
                                       principal portion of any related
                                       Substitution Adjustments deposited in the
                                       Collection Account during such prepayment period with respect to the Group I
                                       Mortgage Loans and (vi) on the
                                       Distribution Date on which the Trust is
                                       to be terminated in accordance with the
                                       Pooling and Servicing Agreement, that
                                       portion of the Termination Price,
                                       representing principal with respect to
                                       the Group I Mortgage Loans.

GROUP II PRINCIPAL PERCENTAGE:         The Group II Principal Percentage for any
                                       Distribution Date is the percentage
                                       equivalent of a fraction, the numerator
                                       of which is (i) the Group II Principal
                                       Remittance Amount for such Distribution
                                       Date, and the denominator of which is
                                       (ii) the Principal Remittance Amount for such Distribution Date.

GROUP II INTEREST REMITTANCE AMOUNT:   The Group II Interest Remittance Amount
                                       with respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.


GROUP II PRINCIPAL REMITTANCE AMOUNT:  The Group II Principal Remittance Amount
                                       means with respect to any Distribution
                                       Date, the sum of (i) all scheduled
                                       payments of principal collected or
                                       advanced on the Group II Mortgage Loans
                                       by the Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Servicer during the related Prepayment Period,
                                       (iii) the principal portion of all
                                       related net liquidation proceeds and
                                       Insurance Proceeds and recoveries
                                       received during such prepayment period
                                       with respect to the Group II Mortgage
                                       Loans, (iv) that portion of the Purchase
                                       Price, representing principal of any
                                       repurchased Group II Mortgage Loans,
                                       deposited to the Collection Account
                                       during such prepayment period, (v) the
                                       principal portion of any related
                                       Substitution Adjustments deposited in the
                                       Collection Account during such prepayment period with respect to the Group II Mortgage Loans and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination Price, representing principal with respect to the Group II Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT:           The Principal Remittance Amount is the
                                       sum of the Group I Principal Remittance
                                       Amount and the Group II Principal
                                       Remittance Amount.

PRINCIPAL DISTRIBUTION AMOUNT:         The Principal Distribution Amount is the
                                       sum of the Principal Remittance Amount
                                       (minus the Overcollateralization Release
                                       Amount, if any) and the Extra Principal
                                       Distribution Amount, if any.

EXTRA PRINCIPAL                        The Extra Principal Distribution Amount
DISTRIBUTION AMOUNT:                   with respect to any Distribution Date is
                                       the lesser of (x) the Excess Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such Distribution Date.

GROUP I SENIOR PRINCIPAL               Group I Senior Principal Distribution
DISTRIBUTION AMOUNT:                   Amount means as of any Distribution Date
                                       (i) before the Stepdown Date or as to
                                       which a Trigger Event is in effect, the
                                       lesser of (a) the certificate principal
                                       balance of the Class A-1 Certificates
                                       immediately prior to such Distribution
                                       Date and (b) the Group I Principal
                                       Percentage of the Principal Distribution
                                       Amount and (ii) on or after the Stepdown
                                       Date and as long as a Trigger Event is
                                       not in effect, the excess of (a) the
                                       certificate principal balance of the
                                       Class A-1 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 71.90% and (2) the aggregate Principal Balance of the Group
                                       I Mortgage Loans as of the last day of
                                       the related collection period after
                                       giving effect to prepayments in the
                                       related prepayment period and (y) the
                                       amount by which the aggregate principal
                                       balance of the Group I Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period exceeds the product of (1) 0.50% and (2) the aggregate principal balance of the Group
                                       I Mortgage Loans as of the Cut-off Date.

GROUP II SENIOR PRINCIPAL              Group II Senior Principal Distribution
DISTRIBUTION AMOUNT:                   Amount means as of any Distribution Date
                                       (i) before the Stepdown Date or as to
                                       which a Trigger Event is in effect, the
                                       lesser of (a) the aggregate certificate
                                       principal balance of the Class A-2
                                       Certificates immediately prior to such
                                       Distribution Date and (b) the Group II
                                       Principal Percentage of the Principal
                                       Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Class A-2 Certificates immediately prior to such Distribution
                                       Date over (b) the lesser of (x) the
                                       product of (1) approximately 71.90% and
                                       (2) the aggregate principal balance of
                                       the Group II Mortgage Loans as of the
                                       last day of the related collection period after giving effect to prepayments in the related prepayment period and (y) the amount by which the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period exceeds the product of (1) 0.50% and (2) the aggregate principal balance of the Group
                                       II Mortgage Loans as of the Cut-off Date


SENIOR PRINCIPAL                       The Senior Principal Distribution Amount
DISTRIBUTION AMOUNT:                   is an amount equal to the sum of (i) the
                                       Group I Senior Principal Distribution
                                       Amount and (ii) the Group II Senior
                                       Principal Distribution Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL DISTRIBUTION       The Class M-1 Principal Distribution
AMOUNT:                                Amount is an amount equal to the excess
                                       of (x) the sum of the certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Senior Principal Distribution Amount) and the Class M-1 Certificates immediately prior to such Distribution
                                       Date over (y) the lesser of (A) the
                                       product of (i) approximately 84.40% and
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                                       Date.

CLASS M-2 PRINCIPAL DISTRIBUTION       The Class M-2 Principal Distribution
AMOUNT:                                Amount is an amount equal to the excess
                                       of (x) the sum of the certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Senior Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount) and the
                                       Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.40% and (ii) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the aggregate principal balance of the
                                       Mortgage Loans as of the Cut-off Date.


CLASS M-3 PRINCIPAL DISTRIBUTION       The Class M-3 Principal Distribution
AMOUNT:                                Amount is an amount equal to the excess
                                       of (x) the sum of the certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Senior Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount), the Class
                                       M-2 Certificates (after taking into
                                       account the Class M-2 Principal
                                       Distribution Amount) and the Class M-3
                                       Certificates immediately prior to such
                                       Distribution Date over (y) the lesser of
                                       (A) the product of (i) approximately
                                       92.40% and (ii) the aggregate principal
                                       balance of the Mortgage Loans as of the
                                       last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of
                                       (x) 0.50% and (y) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-4 PRINCIPAL DISTRIBUTION       The Class M-4 Principal Distribution
AMOUNT:                                Amount is an amount equal to the excess
                                       of (x) the sum of the certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Senior Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount), the Class
                                       M-2 Certificates (after taking into
                                       account the Class M-2 Principal
                                       Distribution Amount), the Class M-3
                                       Certificates (after taking into account
                                       the Class M-3 Principal Distribution
                                       Amount) and the Class M-4 Certificates
                                       immediately prior to such Distribution
                                       Date over (y) the lesser of (A) the
                                       product of (i) approximately 93.90% and
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of
                                       (x) 0.50% and (y) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS M-5 PRINCIPAL DISTRIBUTION       The Class M-5 Principal Distribution
AMOUNT:                                Amount is an amount equal to the excess
                                       of (x) the sum of the certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Senior Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount), the Class
                                       M-2 Certificates (after taking into
                                       account the Class M-2 Principal
                                       Distribution Amount), the Class M-3
                                       Certificates (after taking into account
                                       the Class M-3 Principal Distribution
                                       Amount), the Class M-4 Certificates
                                       (after taking into account the Class M-4
                                       Principal Distribution Amount) and the
                                       Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.40% and (ii) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.50% and (y) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                                       Date.

CLASS M-6 PRINCIPAL DISTRIBUTION       The Class M-6 Principal Distribution
AMOUNT:                                Amount is an amount equal to the excess
                                       of (x) the sum of the certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Senior Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount), the Class
                                       M-2 Certificates (after taking into
                                       account the Class M-2 Principal
                                       Distribution Amount), the Class M-3
                                       Certificates (after taking into account
                                       the Class M-3 Principal Distribution
                                       Amount), the Class M-4 Certificates
                                       (after taking into account the Class M-4
                                       Principal Distribution Amount), the Class
                                       M-5 Certificates (after taking into
                                       account the Class M-5 Principal
                                       Distribution Amount) and the Class M-6
                                       Certificates immediately prior to such
                                       Distribution Date over (y) the lesser of
                                       (A) the product of (i) approximately
                                       96.40% and (ii) the aggregate principal
                                       balance of the Mortgage Loans as of the
                                       last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of
                                       (x) 0.50% and (y) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-7 PRINCIPAL DISTRIBUTION       The Class M-7 Principal Distribution
AMOUNT:                                Amount is an amount equal to the excess
                                       of (x) the sum of the certificate
                                       principal balance of the Class A
                                       Certificates (after taking into account
                                       the Senior Principal Distribution
                                       Amount), the Class M-1 Certificates
                                       (after taking into account the Class M-1
                                       Principal Distribution Amount), the Class
                                       M-2 Certificates (after taking into
                                       account the Class M-2 Principal
                                       Distribution Amount), the Class M-3
                                       Certificates (after taking into account
                                       the Class M-3 Principal Distribution
                                       Amount), the Class M-4 Certificates
                                       (after taking into account the Class M-4
                                       Principal Distribution Amount), the Class
                                       M-5 Certificates (after taking into
                                       account the Class M-5 Principal
                                       Distribution Amount), the Class M-6
                                       Certificates (after taking into account
                                       the Class M-6 Principal Distribution
                                       Amount) and the Class M-7 Certificates
                                       immediately prior to such Distribution
                                       Date over (y) the lesser of (A) the
                                       product of (i) approximately 97.80% and
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of
                                       (x) 0.50% and (y) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         BOND SUMMARY
                                                          TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     19.25         5.06          3.57          2.75          2.21          1.82          1.47
  FirstPrinPay                08/25/04      08/25/04      08/25/04      08/25/04      08/25/04      08/25/04      08/25/04
  Maturity                    05/25/34      02/25/28      07/25/21      03/25/17      06/25/14      06/25/12      07/25/07
  Prin Window (Months)           358           283           204           152           119           95            36
CLASS M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.19         8.79          6.07          4.72          4.13          4.02          4.48
  FirstPrinPay                05/25/26      11/25/08      08/25/07      09/25/07      11/25/07      01/25/08      07/25/07
  Maturity                    03/25/34      10/25/23      11/25/17      06/25/14      04/25/12      10/25/10      01/25/11
  Prin Window (Months)           95            180           124           82            54            34            43
CLASS M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.17         8.65          5.96          4.62          3.96          3.66          3.64
  FirstPrinPay                05/25/26      11/25/08      08/25/07      08/25/07      09/25/07      10/25/07      12/25/07
  Maturity                    01/25/34      05/25/21      02/25/16      03/25/13      04/25/11      01/25/10      02/25/09
  Prin Window (Months)           93            151           103           68            44            28            15
CLASS M-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.15         8.49          5.85          4.53          3.86          3.54          3.43
  FirstPrinPay                05/25/26      11/25/08      08/25/07      08/25/07      09/25/07      10/25/07      11/25/07
  Maturity                    10/25/33      04/25/19      09/25/14      02/25/12      06/25/10      05/25/09      07/25/08
  Prin Window (Months)           90            126           86            55            34            20             9
CLASS M-4 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.13         8.36          5.76          4.46          3.81          3.46          3.33
  FirstPrinPay                05/25/26      11/25/08      08/25/07      08/25/07      09/25/07      09/25/07      10/25/07
  Maturity                    07/25/33      04/25/18      12/25/13      07/25/11      02/25/10      01/25/09      05/25/08
  Prin Window (Months)           87            114           77            48            30            17             8
CLASS M-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.08         8.18          5.64          4.37          3.71          3.39          3.25
  FirstPrinPay                05/25/26      11/25/08      08/25/07      08/25/07      08/25/07      09/25/07      09/25/07
  Maturity                    05/25/33      05/25/17      04/25/13      02/25/11      09/25/09      10/25/08      02/25/08
  Prin Window (Months)           85            103           69            43            26            14             6
CLASS M-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     25.99         7.92          5.46          4.24          3.61          3.30          3.16
  FirstPrinPay                05/25/26      11/25/08      08/25/07      08/25/07      08/25/07      08/25/07      09/25/07
  Maturity                    12/25/32      01/25/16      06/25/12      06/25/10      03/25/09      05/25/08      10/25/07
  Prin Window (Months)           80            87            59            35            20            10             2
CLASS M-7 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     25.76         7.43          5.13          4.00          3.42          3.13          3.10
  FirstPrinPay                05/25/26      11/25/08      08/25/07      08/25/07      08/25/07      08/25/07      08/25/07
  Maturity                    07/25/32      12/25/14      09/25/11      11/25/09      10/25/08      01/25/08      09/25/07
  Prin Window (Months)           75            74            50            28            15             6             2
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         BOND SUMMARY
                                                 TO OPTIONAL TERMINATION DATE
-----------------------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
PPC                             0%           50%            75%           100%           125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                   19.20          4.74           3.34          2.58           2.08          1.72          1.47
  FirstPrinPay               08/25/04      08/25/04       08/25/04      08/25/04       08/25/04      08/25/04      08/25/04
  Maturity                   02/25/33      06/25/16       09/25/12      08/25/10       05/25/09      07/25/08      07/25/07
  Prin Window (Months)         343           143             98            73             58            48            36
CLASS M-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
PPC                             0%           50%            75%           100%           125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                   26.07          8.13           5.61          4.38           3.87          3.80          3.29
  FirstPrinPay               05/25/26      11/25/08       08/25/07      09/25/07       11/25/07      01/25/08      07/25/07
  Maturity                   02/25/33      06/25/16       09/25/12      08/25/10       05/25/09      07/25/08      11/25/07
  Prin Window (Months)          82            92             62            36             19             7            5
CLASS M-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
PPC                             0%           50%            75%           100%           125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                   26.07          8.13           5.61          4.35           3.75          3.51          3.32
  FirstPrinPay               05/25/26      11/25/08       08/25/07      08/25/07       09/25/07      10/25/07      11/25/07
  Maturity                   02/25/33      06/25/16       09/25/12      08/25/10       05/25/09      07/25/08      11/25/07
  Prin Window (Months)          82            92             62            37             21            10            1
CLASS M-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
PPC                             0%           50%            75%           100%           125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                   26.07          8.13           5.61          4.34           3.72          3.43          3.32
  FirstPrinPay               05/25/26      11/25/08       08/25/07      08/25/07       09/25/07      10/25/07      11/25/07
  Maturity                   02/25/33      06/25/16       09/25/12      08/25/10       05/25/09      07/25/08      11/25/07
  Prin Window (Months)          82            92             62            37             21            10            1
CLASS M-4 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
PPC                             0%           50%            75%           100%           125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                   26.07          8.13           5.61          4.34           3.72          3.39          3.27
  FirstPrinPay               05/25/26      11/25/08       08/25/07      08/25/07       09/25/07      09/25/07      10/25/07
  Maturity                   02/25/33      06/25/16       09/25/12      08/25/10       05/25/09      07/25/08      11/25/07
  Prin Window (Months)          82            92             62            37             21            11            2
CLASS M-5 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
PPC                             0%           50%            75%           100%           125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                   26.06          8.12           5.60          4.33           3.68          3.38          3.23
  FirstPrinPay               05/25/26      11/25/08       08/25/07      08/25/07       08/25/07      09/25/07      09/25/07
  Maturity                   02/25/33      06/25/16       09/25/12      08/25/10       05/25/09      07/25/08      11/25/07
  Prin Window (Months)          82            92             62            37             22            11            3
CLASS M-6 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
PPC                             0%           50%            75%           100%           125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                   25.99          7.92           5.46          4.24           3.61          3.30          3.16
  FirstPrinPay               05/25/26      11/25/08       08/25/07      08/25/07       08/25/07      08/25/07      09/25/07
  Maturity                   12/25/32      01/25/16       06/25/12      06/25/10       03/25/09      05/25/08      10/25/07
  Prin Window (Months)          80            87             59            35             20            10            2
CLASS M-7  (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
PPC                             0%           50%            75%           100%           125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                   25.76          7.43           5.13          4.00           3.42          3.13          3.10
  FirstPrinPay               05/25/26      11/25/08       08/25/07      08/25/07       08/25/07      08/25/07      08/25/07
  Maturity                   07/25/32      12/25/14       09/25/11      11/25/09       10/25/08      01/25/08      09/25/07
  Prin Window (Months)          75            74             50            28             15             6            2
------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      NET WAC CAP SCHEDULE
                                                     CLASS A-2 CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTION  NET WAC     NET WAC    EFFECTIVE NET            DISTRIBUTION   NET WAC     NET WAC     EFFECTIVE NET
  PERIOD      DATE       RATE(1)    RATE(2)   WAC RATE(2) (3)   PERIOD      DATE       RATE(1)     RATE(2)    WAC RATE(2) (3)
-----------------------------------------------------------------------------------------------------------------------------
     1      8/25/2004     6.28%      6.28%         8.00%          45      4/25/2008     5.51%       10.05%        10.05%
     2      9/25/2004     5.26%      5.26%         8.00%          46      5/25/2008     5.70%       10.39%        10.39%
     3     10/25/2004     5.44%      5.44%         8.00%          47      6/25/2008     5.51%       10.13%        10.13%
     4     11/25/2004     5.27%      5.28%         8.00%          48      7/25/2008     5.70%       10.47%        10.47%
     5     12/25/2004     5.45%      5.46%         8.00%          49      8/25/2008     5.51%       10.13%        10.13%
     6      1/25/2005     5.28%      5.29%         8.00%          50      9/25/2008     5.51%       10.13%        10.13%
     7      2/25/2005     5.28%      5.29%         8.00%          51     10/25/2008     5.70%       10.47%        10.47%
     8      3/25/2005     5.84%      5.85%         8.00%          52     11/25/2008     5.51%       10.13%        10.13%
     9      4/25/2005     5.28%      5.29%         8.00%          53     12/25/2008     5.70%       10.55%        10.55%
    10      5/25/2005     5.45%      5.48%         8.00%          54      1/25/2009     5.51%       10.21%        10.21%
    11      6/25/2005     5.28%      5.31%         8.00%          55      2/25/2009     5.51%       10.21%        10.21%
    12      7/25/2005     5.45%      5.49%         8.00%          56      3/25/2009     6.10%       11.30%        11.30%
    13      8/25/2005     5.28%      5.31%         8.00%          57      4/25/2009     5.51%       10.21%        10.21%
    14      9/25/2005     5.28%      5.31%         8.00%          58      5/25/2009     5.70%       10.66%        10.66%
    15     10/25/2005     5.45%      5.49%         8.00%          59      6/25/2009     5.52%       10.64%        10.64%
    16     11/25/2005     5.28%      5.33%         8.00%          60      7/25/2009     5.71%       11.00%        11.00%
    17     12/25/2005     5.45%      5.51%         8.00%          61      8/25/2009     5.52%       10.64%        10.64%
    18      1/25/2006     5.28%      5.33%         8.00%          62      9/25/2009     5.52%       10.64%        10.64%
    19      2/25/2006     5.28%      5.33%         8.00%          63     10/25/2009     5.71%       11.00%        11.00%
    20      3/25/2006     5.84%      5.90%         8.00%          64     11/25/2009     5.52%       10.68%        10.68%
    21      4/25/2006     5.28%      5.33%         8.00%          65     12/25/2009     5.71%       11.14%        11.14%
    22      5/25/2006     5.46%      5.57%         8.00%          66      1/25/2010     5.52%       10.79%        10.79%
    23      6/25/2006     5.48%      7.53%         8.00%          67      2/25/2010     5.52%       10.79%        10.79%
    24      7/25/2006     5.66%      7.78%         8.00%          68      3/25/2010     6.11%       11.94%        11.94%
    25      8/25/2006     5.48%      7.53%         8.00%          69      4/25/2010     5.52%       10.79%        10.79%
    26      9/25/2006     5.48%      7.53%         8.00%          70      5/25/2010     5.71%       11.18%        11.18%
    27     10/25/2006     5.66%      7.78%         8.00%          71      6/25/2010     5.52%       10.93%        10.93%
    28     11/25/2006     5.48%      7.56%         8.00%          72      7/25/2010     5.71%       11.29%        11.29%
    29     12/25/2006     5.66%      8.55%         8.55%          73      8/25/2010     5.52%       10.93%        10.93%
    30      1/25/2007     5.48%      8.28%         8.28%
    31      2/25/2007     5.48%      8.28%         8.28%
    32      3/25/2007     6.07%      9.16%         9.16%
    33      4/25/2007     5.48%      8.28%         8.28%
    34      5/25/2007     5.66%      8.58%         8.58%
    35      6/25/2007     5.51%      9.25%         9.25%
    36      7/25/2007     5.70%      9.56%         9.56%
    37      8/25/2007     5.51%      9.25%         9.25%
    38      9/25/2007     5.51%      9.25%         9.25%
    39     10/25/2007     5.70%      9.56%         9.56%
    40     11/25/2007     5.51%      9.27%         9.27%
    41     12/25/2007     5.70%     10.39%        10.39%
    42      1/25/2008     5.51%     10.05%        10.05%
    43      2/25/2008     5.51%     10.05%        10.05%
    44      3/25/2008     5.89%     10.75%        10.75%
 -----------------------------------------------------------------------------------------------------------------------------

(1)   Assumes 6-month LIBOR at 1.84% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
ASSET-BACKED FUNDING CORPORATION
ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
$717,844,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      NET WAC CAP SCHEDULE
                                                     MEZZANINE CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTION  NET WAC     NET WAC    EFFECTIVE NET            DISTRIBUTION   NET WAC     NET WAC     EFFECTIVE NET
  PERIOD      DATE       RATE(1)    RATE(2)   WAC RATE(2) (3)   PERIOD      DATE       RATE(1)     RATE(2)    WAC RATE(2) (3)
-----------------------------------------------------------------------------------------------------------------------------
     1      8/25/2004     6.63%      6.63%         8.50%          45      4/25/2008     5.89%       10.37%        10.37%
     2      9/25/2004     5.56%      5.56%         8.50%          46      5/25/2008     6.08%       10.71%        10.71%
     3     10/25/2004     5.74%      5.74%         8.50%          47      6/25/2008     5.89%       10.44%        10.44%
     4     11/25/2004     5.56%      5.56%         8.50%          48      7/25/2008     6.08%       10.78%        10.78%
     5     12/25/2004     5.75%      5.76%         8.50%          49      8/25/2008     5.89%       10.44%        10.44%
     6      1/25/2005     5.57%      5.57%         8.50%          50      9/25/2008     5.89%       10.44%        10.44%
     7      2/25/2005     5.57%      5.57%         8.50%          51     10/25/2008     6.08%       10.78%        10.78%
     8      3/25/2005     6.16%      6.17%         8.50%          52     11/25/2008     5.89%       10.44%        10.44%
     9      4/25/2005     5.57%      5.57%         8.50%          53     12/25/2008     6.08%       10.86%        10.86%
    10      5/25/2005     5.75%      5.76%         8.50%          54      1/25/2009     5.89%       10.51%        10.51%
    11      6/25/2005     5.57%      5.59%         8.50%          55      2/25/2009     5.89%       10.51%        10.51%
    12      7/25/2005     5.75%      5.77%         8.50%          56      3/25/2009     6.52%       11.63%        11.63%
    13      8/25/2005     5.57%      5.59%         8.50%          57      4/25/2009     5.89%       10.51%        10.51%
    14      9/25/2005     5.57%      5.59%         8.50%          58      5/25/2009     6.08%       10.90%        10.90%
    15     10/25/2005     5.75%      5.77%         8.50%          59      6/25/2009     5.89%       10.93%        10.93%
    16     11/25/2005     5.57%      5.59%         8.50%          60      7/25/2009     6.09%       11.30%        11.30%
    17     12/25/2005     5.75%      5.79%         8.50%          61      8/25/2009     5.89%       10.93%        10.93%
    18      1/25/2006     5.57%      5.60%         8.50%          62      9/25/2009     5.89%       10.93%        10.93%
    19      2/25/2006     5.57%      5.60%         8.50%          63     10/25/2009     6.09%       11.30%        11.30%
    20      3/25/2006     6.16%      6.20%         8.50%          64     11/25/2009     5.89%       10.95%        10.95%
    21      4/25/2006     5.56%      5.60%         8.50%          65     12/25/2009     6.09%       11.45%        11.45%
    22      5/25/2006     5.75%      5.84%         8.50%          66      1/25/2010     5.89%       11.08%        11.08%
    23      6/25/2006     5.86%      7.84%         8.50%          67      2/25/2010     5.89%       11.08%        11.08%
    24      7/25/2006     6.05%      8.10%         8.50%          68      3/25/2010     6.53%       12.26%        12.26%
    25      8/25/2006     5.86%      7.84%         8.50%          69      4/25/2010     5.89%       11.08%        11.08%
    26      9/25/2006     5.86%      7.84%         8.50%          70      5/25/2010     6.09%       11.46%        11.46%
    27     10/25/2006     6.05%      8.10%         8.50%          71      6/25/2010     5.89%       11.22%        11.22%
    28     11/25/2006     5.86%      7.86%         8.50%          72      7/25/2010     6.09%       11.59%        11.59%
    29     12/25/2006     6.05%      8.88%         8.88%          73      8/25/2010     5.89%       11.22%        11.22%
    30      1/25/2007     5.86%      8.59%         8.59%
    31      2/25/2007     5.86%      8.59%         8.59%
    32      3/25/2007     6.48%      9.51%         9.51%
    33      4/25/2007     5.86%      8.59%         8.59%
    34      5/25/2007     6.05%      8.90%         8.90%
    35      6/25/2007     5.89%      9.56%         9.56%
    36      7/25/2007     6.09%      9.87%         9.87%
    37      8/25/2007     5.89%      9.56%         9.56%
    38      9/25/2007     5.89%      9.56%         9.56%
    39     10/25/2007     6.08%      9.87%         9.87%
    40     11/25/2007     5.89%      9.57%         9.57%
    41     12/25/2007     6.08%     10.71%        10.71%
    42      1/25/2008     5.89%     10.37%        10.37%
    43      2/25/2008     5.89%     10.37%        10.37%
    44      3/25/2008     6.29%     11.08%        11.08%
 -----------------------------------------------------------------------------------------------------------------------------
    (1) Assumes 6-month LIBOR at 1.84% and is run at the pricing speed to call.
    (2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
    (3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.